UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2017 through May 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.
                          Pioneer Select
                        Mid Cap Growth Fund

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A    PGOFX
                        Class C    GOFCX
                        Class K    PSMKX
                        Class R    PGRRX
                        Class Y    GROYX


                        [LOGO]  Amundi Pioneer
                                ==============
                                ASSET MANAGEMENT

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                        visit us: www.amundipioneer.com

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Table of Contents

President's Letter                                       2

Portfolio Management Discussion                          4

Portfolio Summary                                       10

Prices and Distributions                                11

Performance Update                                      12

Comparing Ongoing Fund Expenses                         17

Schedule of Investments                                 19

Financial Statements                                    27

Notes to Financial Statements                           36

Additional Information                                  44

Trustees, Officers and Service Providers                46

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 sustainable business models. Over its nine decades of existence -- a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes -- the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
May 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.


              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 3

Portfolio Management Discussion | 5/31/18

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth Fund during the six-month period ended May 31, 2018. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and lead portfolio manager of the Fund, is responsible for the day-to-day management of the Fund's portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the six-month period ended May 31, 2018?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 8.09% at net asset value during the six-month period ended May 31, 2018, while the Fund's benchmark, the Russell Midcap Growth Index, returned 5.56%. During the same six-month period, the average return of the 616 mutual funds in Morningstar's Mid-Cap Growth Funds category was 6.41%.

Q How would you describe the investment environment in the equity market during the six-month period ended May 31, 2018?

A The six-months featured a positive environment for domestic equity returns, driven primarily by strong corporate earnings, which showed solid year-over-year gains in each quarter reported during the period. Additionally, equity returns were buoyed by improved business and consumer confidence levels, which resulted in part from the enactment of reduced business and consumer income taxes beginning in 2018. Employment trends continued to improve as well, with the U.S. unemployment rate dropping to 3.8% by the end of May, a multi-decade low.

     The Standard & Poor's 500 Index (the S&P 500), which is a broad measure of large-cap domestic stocks, returned 3.16% for the six-month period, similar to that of mid-cap stocks, which returned 3.14% as measured by the S&P Mid Cap 400 Index. On the other hand, small-cap stocks, as measured by the Russell 2000 Index, more than doubled the performance of the S&P 500 and the S&P Mid Cap 400 indices, returning 6.47% for the six months.

     Within the mid-cap universe, growth stocks outpaced value stocks, as the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 5.56%, significantly outdistancing the 0.25% return of the Russell Midcap Value Index over the six-month period. Information technology

4 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

     (up 10.5%), energy (up 7.8%), and financials (up 7.0%) were the three best-performing sectors within the Fund's benchmark during the period (excluding utilities, which are an extremely minor component of the Russell Index). Materials, real estate, and telecommunication services were the Russell Index's worst-performing sectors over the six months, declining by 4.1%, 3.3%, and 1.5%, respectively.

     The 10-year U.S. Treasury yield began the period near 2.4% and ended the period at 2.9%, signaling that inflation expectations may be increasing. The U.S. Federal Reserve (the Fed), showing a more hawkish approach to monetary policy, increased the discount rate at its March 2018 meeting and remained on target for two or three more rate hikes over the remainder of the 2018 calendar year. U.S. gross domestic product (GDP) growth remained in a steady 2% to 3% range during the period, with projections for it to accelerate in the second half of 2018 once the recent income tax cuts have a chance to be recycled into the economy.

Q Which of your investment decisions had the greatest effects on the Fund's benchmark-relative performance during the six-month period ended May 31, 2018?

A Stock selection drove virtually all of the Fund's outperformance of the Russell Index during the period, as results were substantially positive. Selection in health care and information technology provided the biggest boost to the Fund's performance versus the benchmark, while results in consumer discretionary were negative. However, the strong relative returns in health care and information technology more than offset the weakness in consumer discretionary. Stock selection results in other sectors were essentially neutral for the Fund versus the Russell Index over the six months.

     Sector allocation, too, was essentially neutral to the Fund's benchmark-relative returns during the six-month period, as the benefit of the portfolio's underweight to the underperforming real estate sector was entirely offset by the negative effect of an underweight to the outperforming information technology sector.

Q Which individual portfolio holdings made the biggest positive contributions to the Fund's benchmark-relative performance during the six-month period ended May 31, 2018?

A In health care, the top contributors to the Fund's benchmark-relative returns during the period were positions in Sage Therapeutics and Foundation Medicine. Sage is a biopharmaceutical company focused on treatments for disorders of the central nervous system, including

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 5 schizophrenia and depression. Sage had eight pipeline results over the course of 2017, with pipeline successes representing the key driver of the shares' strong performance in the fourth quarter of 2017. Sage's lead molecule, Brexanolene (SAGE-547), successfully completed pivotal studies in the treatment of postpartum depression, while another product, SAGE-217, demonstrated proof-of-concept in the treatment of a major depressive disorder. We believe these drugs represent breakthrough therapies for the treatment of serious depression. Foundation Medicine provides diagnostic tests that enable optimal, personalized cancer treatments. Foundation's shares rose sharply in the fourth quarter of 2017 after the food and drug administration (FDA) and the Center for Medicare and Medicaid Services
     (CMS) jointly announced approval as well as Medicare coverage for the company's "Foundation One" tests (via a Parallel Review process).

     In information technology, the three-best contributors to the Fund's benchmark-relative performance during the period were positions in Micron Technology, Zendesk, and ServiceNow. Micron, which makes memory semiconductors, posted two strong quarterly reports during the six-month period, showing year-over-year sales and earnings growth of 58% and 200%, respectively, for its latest fiscal quarter ending in February 2018. Micron is benefiting from strong demand and strong pricing for its memory semiconductors in both the DRAM (dynamic random access memory) and non-volatile memory categories. The massive growth of data in various end-markets of information technology is requiring more memory "horsepower" to store data for fast retrieval. Portfolio positions in SAAS (software-as-a-service) providers Zendesk and ServiceNow also benefited the Fund's benchmark-relative returns during the period. Shares of Zendesk, a provider of web-based helpdesk software, rose in response to two strong quarterly reports, in which year-over-year revenue growth accelerated to the 40% range, up from 35% in previous quarters. Zendesk is benefiting from the need of enterprises to move away from legacy helpdesk software and towards next-generation, web-based software, which is both easier to deploy and easier to use. Shares of ServiceNow, which provides a cloud-based workflow-management software platform, rose after the company delivered better-than-expected sales and earnings for both quarters. ServiceNow's solutions were initially targeted towards service management for information technology tasks, but the company's products are now being used in broader end-markets, including human resources, which has significantly expanded ServiceNow's total addressable market and long-term earnings power.

6 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Q Which individual portfolio holdings detracted the most from the Fund's benchmark-relative performance during the six-month period ended May 31, 2018?

A The three largest individual detractors from the Fund's benchmark-relative returns during the six-month period were positions in Esperion Therapeutics (health care), Dollar Tree (consumer discretionary), and Hain Celestial Group (consumer staples).

     Esperion produces oral and small-molecule therapies for the treatment of patients with elevated levels of low-density lipoprotein cholesterol and other cardio-metabolic risk factors. Esperion's shares declined significantly in early May 2018 after the company reported results of a study evaluating the use of its cholesterol-lowering drug bempedoic acid - along with statins - in which 0.9% of patients taking bempedoic acid passed away. For comparison, only 0.3% of patients died in the placebo arm of the study. According to Esperion's management, the company's drug was not to blame for the deaths, as five of the 13 fatalities in the bempedoic acid arm of the study were related to cardiovascular disease, while another five were caused by cancer. Gastrointestinal problems, including pancreatitis, caused two of the deaths, and one was attributable to a neurological problem that may have been a stroke. Nevertheless, the safety concerns cast a shadow over the otherwise good news that adding bempedoic acid to maximally tolerated statin therapy reduced bad cholesterol levels by an additional 18%. Despite the recent setback, we continue to have a favorable long-term view of the potential effectiveness of Esperion's therapies, which we believe will be proven effective over time, and so we retained the Fund's position.

     Shares of Dollar Tree, a chain of discount variety stores, underperformed during the period as investors became concerned about heated competition in the discount arena. Additionally, comparable-stores sales growth for the company's Family Dollar chain disappointed the market, while sales in the Dollar Tree chain continued to perform admirably. We retained the Fund's holdings of Dollar Tree's shares, and continue to have a favorable view of the company's ability to raise the profitability of its Family Dollar store chain over time, which is the crux of our investment thesis for owning Dollar Tree. Hain Celestial Group, a maker of natural and organic foods, struggled during the period after the company disappointed investors with weaker-than-expected sales and projections for weaker forward profitability. We lost confidence in our original investment thesis that the company's strategies to prune its product portfolio and improve overall profitability would be successful, and so we exited the portfolio's Hain position during the period.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 7

Q Did the Fund have any derivative exposure during the six-month period ended May 31, 2018?

A    No, we did not invest the Fund in derivative securities during the period.

Q What is your outlook as the Fund moves into the second half of its fiscal year?

A We have a constructive view of domestic equities overall, given other investment alternatives. We believe the current business cycle still has legs: the lack of outsized inflation should keep interest rates low; the domestic economy is showing attractive, "goldilocks-like" growth (not too hot and not too cold); business confidence has improved; the consumer is in good shape; companies seem increasingly likely to invest in capital projects to boost productivity; equity valuations are not unreasonable if interest rates do remain relatively low; and corporate earnings should benefit from lower corporate tax rates.

     Although the business cycle appears to have been in an upward trajectory for many years now since the great recession of 2008/2009, the recovery still has been modest by historical standards, and we do not believe that business cycles die of old age. We acknowledge the risks involved with the current transition as the Fed moves from an expansionary monetary policy to a neutral, or possibly slightly-restrictive policy. We also believe there is a risk that potential trade wars could slow the global economy. However, we believe both risks can be managed and that investors' heightened awareness of the risks can actually have a benefit, as it could help in tamping down irrational exuberance.

     In an environment of reasonable economic growth, favorable interest rates, growth tailwinds in multiple industry groups, and prospects for an acceleration in mergers and acquisitions, we believe mid-cap equities stand to benefit. We feel market participants will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation - characteristics found in the types of equities that we favor holding in the Fund's portfolio.


8 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Please refer to the Schedule of Investments on pages 19-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 9

Portfolio Summary | 5/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                     95.6%
International Common Stocks                             4.2%
U.S. Government and Agency Obligation                   0.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                 26.7%
Health Care                                            18.6%
Industrials                                            18.6%
Consumer Discretionary                                 18.0%
Financials                                              7.2%
Materials                                               4.2%
Energy                                                  3.0%
Consumer Staples                                        2.1%
Real Estate                                             1.4%
Government                                              0.2%

10 Largest Holdings
------------------------------------------------------------
(As a percentage of total investments)*

1.  Micron Technology, Inc.                            1.89%
------------------------------------------------------------
2.  Align Technology, Inc.                             1.87
------------------------------------------------------------
3.  XPO Logistics, Inc.                                1.72
------------------------------------------------------------
4.  Dollar Tree, Inc.                                  1.66
------------------------------------------------------------
5.  Centene Corp.                                      1.63
------------------------------------------------------------
6.  Total System Services, Inc.                        1.60
------------------------------------------------------------
7.  Ross Stores, Inc.                                  1.51
------------------------------------------------------------
8.  Fidelity National Information Services, Inc.       1.46
------------------------------------------------------------
9.  Splunk, Inc.                                       1.46
------------------------------------------------------------
10. Foundation Medicine, Inc.                          1.46
------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Prices and Distributions | 5/31/18

Net Asset Value per Share
------------------------------------------------
          Class           5/31/18       11/30/17
------------------------------------------------
            A             $44.78         $41.43
------------------------------------------------
            C             $32.87         $30.53
------------------------------------------------
            K             $45.43         $41.95
------------------------------------------------
            R             $43.09         $39.93
------------------------------------------------
            Y             $48.42         $44.72
------------------------------------------------

Distributions per Share: 12/1/17-5/31/18
--------------------------------------------------------------------------
                           Net
                        Investment         Short-Term        Long-Term
          Class          Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------
            A             $ --               $ --              $ --
--------------------------------------------------------------------------
            C             $ --               $ --              $ --
--------------------------------------------------------------------------
            K             $ --               $ --              $ --
--------------------------------------------------------------------------
            R             $ --               $ --              $ --
--------------------------------------------------------------------------
            Y             $ --               $ --              $ --
--------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 11

Performance Update | 5/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2018)
------------------------------------------------------
                 Net         Public        Russell
                 Asset       Offering      Midcap
                 Value       Price         Growth
Period           (NAV)       (POP)         Index
------------------------------------------------------
10 Years          9.63%       8.98%         9.58%
5 Years          13.60       12.27         13.01
1 Year           23.64       16.53         18.42
------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
-------------------------------------
Gross
-------------------------------------
1.04%
-------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer
                      Select Mid        Russell
                      Cap Growth        Midcap
                      Fund              Growth Index
5/08                  $9,425            $10,000
5/09                  $6,658            $6,428
5/10                  $8,102            $8,365
5/11                  $10,786           $11,402
5/12                  $10,169           $10,682
5/13                  $12,486           $13,541
5/14                  $15,282           $16,347
5/15                  $17,306           $18,754
5/16                  $16,444           $18,060
5/17                  $19,109           $21,073
5/18                  $23,627           $24,953

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Performance Update | 5/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2018)
------------------------------------------------------
                                           Russell
                                           Midcap
                 If          If            Growth
Period           Held        Redeemed      Index
------------------------------------------------------
10 Years          8.70%       8.70%         9.58%
5 Years          12.69       12.69         13.01
1 Year           22.67       22.67         18.42
------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
-------------------------------------
Gross
-------------------------------------
1.84%
-------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer
                  Select Mid        Russell
                  Cap Growth        Midcap
                  Fund              Growth Index
5/08              $10,000           $10,000
5/09              $7,013            $6,428
5/10              $8,464            $8,365
5/11              $11,162           $11,402
5/12              $10,418           $10,682
5/13              $12,675           $13,541
5/14              $15,386           $16,347
5/15              $17,278           $18,754
5/16              $16,287           $18,060
5/17              $18,777           $21,073
5/18              $23,033           $24,953

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class C shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 13

Performance Update | 5/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2018)
------------------------------------------
                 Net            Russell
                 Asset          Midcap
                 Value          Growth
Period           (NAV)          Index
------------------------------------------
10 Years          9.77%          9.58%
5 Years          13.90          13.01
1 Year           24.11          18.42
------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------
Gross
------------------------------------
0.67%
------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer
                Select Mid                Russell
                Cap Growth                Midcap
                Fund                      Growth Index
5/08            $5,000,000                $5,000,000
5/09            $3,532,175                $3,213,769
5/10            $4,298,260                $4,182,288
5/11            $5,722,241                $5,700,972
5/12            $5,394,755                $5,341,041
5/13            $6,623,945                $6,770,382
5/14            $8,107,378                $8,173,511
5/15            $9,195,094                $9,377,015
5/16            $8,771,562                $9,029,950
5/17            $10,230,962               $10,536,366
5/18            $12,697,879               $12,476,712


Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Performance Update | 5/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2018)
------------------------------------
              Net            Russell
              Asset          Midcap
              Value          Growth
Period        (NAV)          Index
------------------------------------
10 Years       9.42%          9.58%
5 Years       13.18          13.01
1 Year        23.18          18.42
------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------
Gross
------------------------------------
1.45%
------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer
                        Select Mid              Russell
                        Cap Growth              Midcap
                        Fund                    Growth Index
5/08                    $10,000                 $10,000
5/09                    $7,064                  $6,428
5/10                    $8,597                  $8,365
5/11                    $11,444                 $11,402
5/12                    $10,790                 $10,682
5/13                    $13,248                 $13,541
5/14                    $16,159                 $16,347
5/15                    $18,224                 $18,754
5/16                    $17,250                 $18,060
5/17                    $19,975                 $21,073
5/18                    $24,604                 $24,953

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance shown for Class R shares of the Fund for periods prior to May 15, 2009, is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and the higher distribution and service fees of Class R shares of the Fund (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 15

Performance Update | 5/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2018)
------------------------------------
              Net            Russell
              Asset          Midcap
              Value          Growth
Period        (NAV)          Index
------------------------------------
10 Years      10.00%          9.58%
5 Years       13.93          13.01
1 Year        23.99          18.42
------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2018)
------------------------------------
Gross
------------------------------------
0.79%
------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer
                    Select Mid              Russell
                    Cap Growth              Midcap
                    Fund                    Growth Index
5/08                $5,000,000              $5,000,000
5/09                $3,538,772              $3,213,769
5/10                $4,328,703              $4,182,288
5/11                $5,789,929              $5,700,972
5/12                $5,480,323              $5,341,041
5/13                $6,757,847              $6,770,382
5/14                $8,297,552              $8,173,511
5/15                $9,423,883              $9,377,015
5/16                $8,979,220              $9,029,950
5/17                $10,461,821             $10,536,366
5/18                $12,971,452             $12,476,712

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class Y shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value % $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from December 1, 2017, through May 31, 2018.

-----------------------------------------------------------------------------------------
Share Class                A             C             K              R            Y
-----------------------------------------------------------------------------------------
Beginning Account      $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 12/1/17
-----------------------------------------------------------------------------------------
Ending Account         $1,080.90     $1,076.60     $1,083.00     $1,079.10     $1,082.70
Value (after expenses)
on 5/31/18
-----------------------------------------------------------------------------------------
Expenses Paid          $    5.40     $    9.27     $    3.43     $    7.21     $    3.89
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.79%, 0.66%, 1.39% and 0.75% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2017, through May 31, 2018.

-----------------------------------------------------------------------------------------
Share Class                A             C             K              R            Y
-----------------------------------------------------------------------------------------
Beginning Account      $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 12/1/17
-----------------------------------------------------------------------------------------
Ending Account         $1,019.75     $1,016.01     $1,021.64     $1,018.00     $1,021.19
Value (after expenses)
on 5/31/18
-----------------------------------------------------------------------------------------
Expenses Paid          $    5.24     $    9.00     $    3.33     $    6.99     $    3.78
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.79%, 0.66%, 1.39% and 0.75% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


18 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Schedule of Investments | 5/31/18 (unaudited)
-----------------------------------------------------------------------------------------------
 Shares                                                                         Value
-----------------------------------------------------------------------------------------------
                UNAFFILIATED ISSUERS -- 100.1%
                COMMON STOCKS -- 99.9% of Net Assets
                AUTOMOBILES & COMPONENTS -- 1.5%
                Auto Parts & Equipment -- 1.5%
   191,046      Aptiv Plc                                                       $    18,626,985
    38,675      Lear Corp.                                                            7,657,650
                                                                                ---------------
                Total Automobiles & Components                                  $    26,284,635
-----------------------------------------------------------------------------------------------
                BANKS -- 1.3%
                Regional Banks -- 1.3%
    69,679(a)   SVB Financial Group                                             $    21,748,906
                                                                                ---------------
                Total Banks                                                     $    21,748,906
-----------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 12.1%
                Aerospace & Defense -- 1.7%
    63,013      L3 Technologies, Inc.                                           $    12,497,368
   262,489      Textron, Inc.                                                        17,476,518
                                                                                ---------------
                                                                                $    29,973,886
-----------------------------------------------------------------------------------------------
                Building Products -- 0.7%
  188,782       AO Smith Corp.                                                  $    11,906,481
-----------------------------------------------------------------------------------------------
                Construction & Engineering -- 1.3%
   103,689(a)   Dycom Industries, Inc.                                          $     9,659,667
   258,275(a)   MasTec, Inc.                                                         12,048,529
                                                                                ---------------
                                                                                $    21,708,196
-----------------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 0.5%
   149,982(a)   Sensata Technologies Holding Plc                                $     7,662,580
-----------------------------------------------------------------------------------------------
                Industrial Conglomerates -- 1.4%
    89,743      Roper Technologies, Inc.                                        $    24,750,222
-----------------------------------------------------------------------------------------------
                Industrial Machinery -- 5.6%
   322,141      Albany International Corp., Class A                             $    19,811,672
   301,858      Fortive Corp.                                                        21,942,058
   564,700(a)   Gardner Denver Holdings, Inc.                                        18,561,689
   118,334      Stanley Black & Decker, Inc.                                         16,476,826
   287,407      Xylem, Inc.                                                          20,233,453
                                                                                ---------------
                                                                                $    97,025,698
-----------------------------------------------------------------------------------------------
                Trading Companies & Distributors -- 0.9%
    99,744(a)   United Rentals, Inc.                                            $    15,916,150
                                                                                ---------------
                Total Capital Goods                                             $   208,943,213
-----------------------------------------------------------------------------------------------
                COMMERCIAL & PROFESSIONAL SERVICES -- 2.3%
                Environmental & Facilities Services -- 1.2%
   270,683      Waste Connections, Inc.                                         $    20,810,109
-----------------------------------------------------------------------------------------------
                Research & Consulting Services -- 1.1%
   185,413(a)   Verisk Analytics, Inc., Class A                                 $    19,698,277
                                                                                ---------------
                Total Commercial & Professional Services                        $    40,508,386
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 19

-----------------------------------------------------------------------------------------------
 Shares                                                                         Value
-----------------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 1.9%
                Apparel, Accessories & Luxury Goods -- 1.3%
    70,823      PVH Corp.                                                       $    11,331,680
   259,819      Tapestry, Inc.                                                       11,359,287
                                                                                ---------------
                                                                                $    22,690,967
-----------------------------------------------------------------------------------------------
                Footwear -- 0.6%
   323,235(a)   Skechers U.S.A., Inc., Class A                                  $     9,393,209
                                                                                ---------------
                Total Consumer Durables & Apparel                               $    32,084,176
-----------------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 7.5%
                Casinos & Gaming -- 1.2%
   637,017      MGM Resorts International                                       $    20,034,185
-----------------------------------------------------------------------------------------------
                Hotels, Resorts & Cruise Lines -- 1.1%
    95,466      Hilton Worldwide Holdings, Inc.                                 $     7,705,061
   220,151(a)   Norwegian Cruise Line Holdings, Ltd.                                 11,522,703
                                                                                ---------------
                                                                                $    19,227,764
-----------------------------------------------------------------------------------------------
                Leisure Facilities -- 1.3%
   202,266(a)   Planet Fitness, Inc., Class A                                   $     8,015,802
   218,226      Six Flags Entertainment Corp.                                        14,079,941
                                                                                ---------------
                                                                                $    22,095,743
-----------------------------------------------------------------------------------------------
                Restaurants -- 2.9%
   483,164      Brinker International, Inc.                                     $    21,128,762
    27,009(a)   Chipotle Mexican Grill, Inc., Class A                                11,618,732
   117,079(a)   Dave & Buster's Entertainment, Inc.                                   4,875,169
   309,271      Yum China Holdings, Inc.                                             12,154,350
                                                                                ---------------
                                                                                $    49,777,013
-----------------------------------------------------------------------------------------------
                Specialized Consumer Services -- 1.0%
   311,872(a)   ServiceMaster Global Holdings, Inc.                             $    17,820,366
                                                                                ---------------
                Total Consumer Services                                         $   128,955,071
-----------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 4.7%
                Financial Exchanges & Data -- 1.9%
    96,345      Cboe Global Markets, Inc.                                       $     9,399,418
    61,758      MarketAxess Holdings, Inc.                                           13,194,597
    65,748      MSCI, Inc., Class A                                                  10,688,652
                                                                                ---------------
                                                                                $    33,282,667
-----------------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 0.9%
   262,122      TD Ameritrade Holding Corp.                                     $    15,517,622
-----------------------------------------------------------------------------------------------
                Other Diversified Financial Services -- 1.0%
   325,709      Voya Financial, Inc.                                            $    16,917,326
-----------------------------------------------------------------------------------------------
                Specialized Finance -- 0.9%
    81,056      S&P Global, Inc.                                                $    16,008,560
                                                                                ---------------
                Total Diversified Financials                                    $    81,726,175
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

-----------------------------------------------------------------------------------------------
 Shares                                                                         Value
-----------------------------------------------------------------------------------------------
                ENERGY -- 3.0%
                Oil & Gas Equipment & Services -- 1.3%
   660,462(a)   Cactus, Inc., Class A                                           $    22,270,779
-----------------------------------------------------------------------------------------------

                Oil & Gas Exploration & Production -- 1.7%
   166,661      Andeavor                                                        $    24,070,848
   270,651      Cabot Oil & Gas Corp.                                                 6,184,375
                                                                                ---------------
                                                                                $    30,255,223
                                                                                ---------------
                Total Energy                                                    $    52,526,002
-----------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 2.1%
                Distillers & Vinters -- 0.6%
    47,946      Constellation Brands, Inc., Class A                             $    10,695,794
-----------------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.0%
 1,015,359(a)   Nomad Foods, Ltd.                                               $    17,667,246
-----------------------------------------------------------------------------------------------
                Soft Drinks -- 0.5%
   146,155(a)   Monster Beverage Corp.                                          $     7,477,290
                                                                                ---------------
                Total Food, Beverage & Tobacco                                  $    35,840,330
-----------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 10.5%
                Health Care Equipment -- 3.7%
    49,535(a)   ABIOMED, Inc.                                                   $    18,879,770
   345,222(a)   Boston Scientific Corp.                                              10,491,297
    48,464(a)   Edwards Lifesciences Corp.                                            6,654,592
    76,334(a)   Inogen, Inc.                                                         13,945,458
    91,042(a)   Penumbra, Inc.                                                       14,648,658
                                                                                ---------------
                                                                                $    64,619,775
-----------------------------------------------------------------------------------------------
                Health Care Services -- 0.8%
   254,075(a)   Teladoc, Inc.                                                   $    12,932,417
-----------------------------------------------------------------------------------------------
                Health Care Supplies -- 1.9%
    97,538(a)   Align Technology, Inc.                                          $    32,377,739
-----------------------------------------------------------------------------------------------
                Health Care Technology -- 0.8%
   188,608(a)   Veeva Systems, Inc., Class A                                    $    14,590,715
-----------------------------------------------------------------------------------------------
                Managed Health Care -- 3.3%
   241,348(a)   Centene Corp.                                                   $    28,276,332
    40,583      Humana, Inc.                                                         11,808,841
    77,072(a)   WellCare Health Plans, Inc.                                          17,084,550
                                                                                ---------------
                                                                                $    57,169,723
                                                                                ---------------
                Total Health Care Equipment & Services                          $   181,690,369
-----------------------------------------------------------------------------------------------
                INSURANCE -- 1.2%
                Insurance Brokers -- 0.8%
    96,346      Aon Plc                                                         $    13,475,915
-----------------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 0.4%
    82,833      Allstate Corp.                                                  $     7,743,229
                                                                                ---------------
                Total Insurance                                                 $    21,219,144
-----------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 21

-----------------------------------------------------------------------------------------------
 Shares                                                                         Value
-----------------------------------------------------------------------------------------------
                MATERIALS -- 4.2%
                Construction Materials -- 1.2%
   168,394      Vulcan Materials Co.                                            $    21,510,650
-----------------------------------------------------------------------------------------------
                Fertilizers & Agricultural Chemicals -- 0.8%
   164,959      FMC Corp.                                                       $    14,366,279
-----------------------------------------------------------------------------------------------
                Forest Products -- 0.5%
   179,063      Boise Cascade Co.                                               $     8,541,305
-----------------------------------------------------------------------------------------------
                Metal & Glass Containers -- 0.6%
   219,344      CCL Industries, Inc., Class B                                   $    10,865,605
-----------------------------------------------------------------------------------------------
                Paper Packaging -- 1.1%
   154,467      Packaging Corp. of America                                      $    18,149,872
                                                                                ---------------
                Total Materials                                                 $    73,433,711
-----------------------------------------------------------------------------------------------
                MEDIA -- 1.7%
                Broadcasting -- 0.5%
   135,003      Nexstar Media Group, Inc., Class A                              $     8,950,699
-----------------------------------------------------------------------------------------------
                Movies & Entertainment -- 1.2%
   472,833(a)   Live Nation Entertainment, Inc.                                 $    20,156,871
                                                                                ---------------
                Total Media                                                     $    29,107,570
-----------------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 8.1%
                Biotechnology -- 6.2%
   105,783(a)   Alnylam Pharmaceuticals, Inc.                                   $    10,522,235
   236,577(a)   Esperion Therapeutics, Inc.                                           9,105,849
   254,556(a)   Exact Sciences Corp.                                                 15,156,264
   216,526(a)   FibroGen, Inc.                                                       11,670,752
   254,881(a)   Foundation Medicine, Inc.                                            25,271,451
    69,016(a)   Loxo Oncology, Inc.                                                  12,238,607
    96,400(a)   Sage Therapeutics, Inc.                                              14,719,316
    96,346(a)   Sarepta Therapeutics, Inc.                                            9,042,072
                                                                                ---------------
                                                                                $   107,726,546
-----------------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 1.2%
    75,159(a)   Illumina, Inc.                                                  $    20,476,318
-----------------------------------------------------------------------------------------------
                Pharmaceuticals -- 0.7%
   141,965(a)   Nektar Therapeutics, Class A                                    $    11,395,530
                                                                                ---------------
                Total Pharmaceuticals, Biotechnology & Life Sciences            $   139,598,394
-----------------------------------------------------------------------------------------------
                REAL ESTATE -- 1.4%
                Office REIT -- 0.8%
    80,233      Jones Lang LaSalle, Inc.                                        $    13,138,956
-----------------------------------------------------------------------------------------------
                Specialized REIT -- 0.6%
    69,945(a)   SBA Communications Corp., Class A                               $    11,056,206
                                                                                ---------------
                Total Real Estate                                               $    24,195,162
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

-----------------------------------------------------------------------------------------------
 Shares                                                                         Value
-----------------------------------------------------------------------------------------------
                RETAILING -- 5.5%
                Apparel Retail -- 1.5%
   331,747      Ross Stores, Inc.                                               $    26,168,203
-----------------------------------------------------------------------------------------------
                Automotive Retail -- 0.8%
    52,621(a)   O'Reilly Automotive, Inc.                                       $    14,176,624
-----------------------------------------------------------------------------------------------
                General Merchandise Stores -- 1.7%
   348,716(a)   Dollar Tree, Inc.                                               $    28,800,455
-----------------------------------------------------------------------------------------------
                Internet Retail -- 0.5%
    65,965      Expedia Group, Inc.                                             $     7,983,744
-----------------------------------------------------------------------------------------------
                Specialty Stores -- 1.0%
    69,554(a)   Ulta Beauty, Inc.                                               $    17,173,578
                                                                                ---------------
                Total Retailing                                                 $    94,302,604
-----------------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 7.4%
                Semiconductor Equipment -- 1.0%
  90,020        Lam Research Corp.                                              $    17,840,164
-----------------------------------------------------------------------------------------------
                Semiconductors -- 6.4%
   221,186      Analog Devices, Inc.                                            $    21,494,855
 1,115,390      Cypress Semiconductor Corp.                                          18,359,319
   192,441      Microchip Technology, Inc.                                           18,739,905
   567,697(a)   Micron Technology, Inc.                                              32,693,670
   752,550(a)   ON Semiconductor Corp.                                               18,911,582
                                                                                ---------------
                                                                                $   110,199,331
                                                                                ---------------
                Total Semiconductors & Semiconductor Equipment                  $   128,039,495
 -----------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 17.2%
                Application Software -- 6.3%
    72,066      Blackbaud, Inc.                                                 $     7,024,273
   111,072      Intuit, Inc.                                                         22,392,115
   262,594(a)   RealPage, Inc.                                                       15,427,398
   228,193(a)   Splunk, Inc.                                                         25,286,066
   327,027      SS&C Technologies Holdings, Inc.                                     16,648,945
   148,718(a)   Synopsys, Inc.                                                       13,097,594
   172,941(a)   Zendesk, Inc.                                                         9,665,672
                                                                                ---------------
                                                                                $   109,542,063
-----------------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 5.4%
   177,019(a)   Black Knight, Inc.                                              $     8,957,161
   247,591      Fidelity National Information Services, Inc.                         25,308,752
    49,074(a)   FleetCor Technologies, Inc.                                           9,782,902
   325,210      Total System Services, Inc.                                          27,704,640
   266,732(a)   Worldpay, Inc., Class A                                              21,197,192
                                                                                ---------------
                                                                                $    92,950,647
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 23

-----------------------------------------------------------------------------------------------
 Shares                                                                         Value
-----------------------------------------------------------------------------------------------
                Internet Software & Services -- 2.4%
    36,579(a)   CoStar Group, Inc.                                              $    13,944,646
   454,573(a)   Hortonworks, Inc.                                                     8,082,308
   129,233(a)   IAC/InterActiveCorp                                                  20,049,208
                                                                                ---------------
                                                                                $    42,076,162
-----------------------------------------------------------------------------------------------
                IT Consulting & Other Services -- 1.6%
   210,031      DXC Technology Co.                                              $    19,345,956
    65,869(a)   Gartner, Inc.                                                         8,743,451
                                                                                ---------------
                                                                                $    28,089,407
-----------------------------------------------------------------------------------------------
                Systems Software -- 1.5%
   142,027(a)   ServiceNow, Inc.                                                $    25,225,416
                                                                                ---------------
                Total Software & Services                                       $   297,883,695
-----------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 3.7%
                Communications Equipment -- 1.9%
    91,275      Harris Corp.                                                    $    13,734,149
    88,870(a)   Palo Alto Networks, Inc.                                             18,492,959
                                                                                ---------------
                                                                                $    32,227,108
-----------------------------------------------------------------------------------------------
                Technology Distributors -- 1.3%
   273,263      CDW Corp.                                                       $    21,874,703
-----------------------------------------------------------------------------------------------
                Technology Hardware, Storage & Peripherals -- 0.5%
   434,292(a)   Pure Storage, Inc., Class A                                     $     9,319,906
                                                                                ---------------
                Total Technology Hardware & Equipment                           $    63,421,717
-----------------------------------------------------------------------------------------------
                TRANSPORTATION -- 2.6%
                Air Freight & Logistics -- 1.7%
   283,245(a)   XPO Logistics, Inc.                                             $    29,811,536
-----------------------------------------------------------------------------------------------
                Airlines -- 0.9%
   346,028      American Airlines Group, Inc.                                   $    15,066,059
                                                                                ---------------
                Total Transportation                                            $    44,877,595
-----------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $1,287,069,905)                                           $ 1,726,386,350
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

---------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                       Value
---------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AND AGENCY OBLIGATION --
                0.2% of Net Assets
 4,085,000(b)   U.S. Treasury Bills, 6/28/18                                  $     4,079,692
---------------------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                (Cost $4,079,715)                                             $     4,079,692
---------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.1%
                (Cost $1,291,149,620)                                         $ 1,730,466,042
---------------------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (0.1)%                        $   (1,203,115)
---------------------------------------------------------------------------------------------
                NET ASSETS -- 100.0%                                          $ 1,729,262,927
=============================================================================================

REIT Real Estate Investment Trust.

(a)  Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2018, aggregated $687,895,234 and $661,806,899, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2018, the Fund did not engage in cross trade activity.

At May 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,295,969,277 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                $ 458,979,896

        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                  (24,483,131)
                                                                                   -------------
        Net unrealized appreciation                                                $ 434,496,765
                                                                                   =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 25

The following is a summary of the inputs used as of May 31, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------
                                   Level 1          Level 2       Level 3  Total
-------------------------------------------------------------------------------------------
Common Stocks                      $ 1,726,386,350  $        --   $ --     $ 1,726,386,350
U.S. Government and
   Agency Obligation                            --    4,079,692     --           4,079,692
-------------------------------------------------------------------------------------------
Total Investments in Securities    $ 1,726,386,350  $ 4,079,692   $ --     $ 1,730,466,042
===========================================================================================

During the six month ended May 31, 2018, there were no transfers between Levels 1, 2 and 3.


The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Statement of Assets and Liabilities | 5/31/18 (unaudited)
ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,291,149,620)  $1,730,466,042
  Cash                                                                      2,926,628
  Foreign currencies, at value (cost $6,230)                                    6,202
  Receivables --
     Investment securities sold                                             3,321,551
     Fund shares sold                                                       1,476,496
     Dividends                                                                874,630
  Other assets                                                                 63,719
--------------------------------------------------------------------------------------
        Total assets                                                   $1,739,135,268
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                   $    7,010,729
     Fund shares repurchased                                                1,979,677
     Trustees' fees                                                            10,383
     Transfer agent fees                                                      535,882
  Due to affiliates                                                           228,057
  Accrued expenses                                                            107,613
--------------------------------------------------------------------------------------
        Total liabilities                                              $    9,872,341
======================================================================================
NET ASSETS:
  Paid-in capital                                                      $1,151,300,970
  Net investment loss                                                      (3,915,720)
  Accumulated net realized gain on investments                            142,561,283
  Net unrealized appreciation on investments                              439,316,394
--------------------------------------------------------------------------------------
        Net assets                                                     $1,729,262,927
======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,185,820,668/26,480,528 shares)                  $        44.78
  Class C (based on $63,725,909/1,938,527 shares)                      $        32.87
  Class K (based on $30,751,403/676,899 shares)                        $        45.43
  Class R (based on $21,926,406/508,828 shares)                        $        43.09
  Class Y (based on $427,038,541/8,819,706 shares)                     $        48.42
MAXIMUM OFFERING PRICE:
  Class A (44.78 (divided by) 94.25%)                                  $        47.51
======================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 27

Statement of Operations (unaudited)

For the Six Months Ended 5/31/18
INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $17,593)                                                 $   4,293,062
  Interest from unaffiliated issuers                                          58,565
-----------------------------------------------------------------------------------------------------
       Total investment income                                                         $   4,351,627
=====================================================================================================
EXPENSES:
  Management fees                                                      $   4,927,579
  Administrative expense                                                     292,682
  Transfer agent fees
     Class A                                                                 702,568
     Class C                                                                  35,462
     Class K                                                                     264
     Class R                                                                  30,343
     Class Y                                                                 163,827
  Distribution fees
     Class A                                                               1,443,083
     Class C                                                                 313,153
     Class R                                                                  63,847
  Shareowner communications expense                                           91,129
  Custodian fees                                                              26,965
  Registration fees                                                           39,062
  Professional fees                                                           33,529
  Printing expense                                                            10,941
  Trustees' fees                                                              35,950
  Miscellaneous                                                               56,963
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $   8,267,347
-----------------------------------------------------------------------------------------------------
           Net investment loss                                                         $  (3,915,720)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $ 133,410,269
     Other assets and liabilities denominated in
       foreign currencies                                                        145   $ 133,410,414
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $  (1,341,140)
     Other assets and liabilities denominated in
       foreign currencies                                                        173   $  (1,340,967)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $ 132,069,447
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $ 128,153,727
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          5/31/18               Year Ended
                                                          (unaudited)           11/30/17
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $   (3,915,720)     $   (4,341,390)
Net realized gain (loss) on investments                        133,410,414         135,904,298
Change in net unrealized appreciation (depreciation)
  on investments                                                (1,340,967)        217,639,337
-----------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations   $  128,153,727      $  349,202,245
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($-- and $3.49 per share, respectively)           $           --      $  (87,832,063)
  Class C ($-- and $3.49 per share, respectively)                       --          (6,458,271)
  Class K ($-- and $3.49 per share, respectively)                       --          (1,849,419)
  Class R ($-- and $3.49 per share, respectively)                       --          (3,022,279)
  Class Y ($-- and $3.49 per share, respectively)                       --         (23,448,758)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $           --      $ (122,610,790)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                           $  182,357,707      $  216,576,398
Reinvestment of distributions                                           --         114,844,091
Cost of shares repurchased                                    (160,510,442)       (263,007,259)
-----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                              $   21,847,265      $   68,413,230
-----------------------------------------------------------------------------------------------
     Net increase in net assets                             $  150,000,992      $  295,004,685
NET ASSETS:
Beginning of period                                          1,579,261,935       1,284,257,250
-----------------------------------------------------------------------------------------------
End of period                                               $1,729,262,927      $1,579,261,935
-----------------------------------------------------------------------------------------------
Net investment loss                                         $   (3,915,720)     $           --
===============================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 29

Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------
                               Six Months   Six Months
                               Ended        Ended
                               5/31/18      5/31/18         Year Ended     Year Ended
                               Shares       Amount          11/30/17       11/30/17
                               (unaudited)  (unaudited)     Shares         Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                     1,150,931   $   49,796,888   1,805,446     $   70,141,545
Reinvestment of distributions          --               --   2,013,319         83,190,401
Less shares repurchased        (1,809,155)     (77,894,468) (3,737,736)      (145,423,396)
------------------------------------------------------------------------------------------
     Net increase (decrease)     (658,224)  $  (28,097,580)     81,029     $    7,908,550
==========================================================================================
Class C
Shares sold                       199,911   $    6,371,842     308,825     $    9,108,739
Reinvestment of distributions          --               --     188,697          5,745,821
Less shares repurchased          (322,936)     (10,224,841)   (612,441)       (18,060,172)
------------------------------------------------------------------------------------------
     Net decrease                (123,025)  $   (3,852,999)   (114,919)    $   (3,205,612)
==========================================================================================
Class K
Shares sold                       198,797   $    8,695,008     457,472     $   17,514,596
Reinvestment of distributions          --               --      44,202          1,849,419
Less shares repurchased           (98,359)      (4,283,669)   (416,409)       (15,395,774)
------------------------------------------------------------------------------------------
     Net increase                 100,438   $    4,411,339      85,265     $    3,968,241
==========================================================================================
Class R
Shares sold                       131,499   $    5,398,543     312,987     $   11,657,980
Reinvestment of distributions          --               --      26,615          1,060,063
Less shares repurchased          (551,602)     (22,579,131)   (505,964)       (19,497,070)
------------------------------------------------------------------------------------------
     Net decrease                (420,103)  $  (17,180,588)   (166,362)    $   (6,779,027)
==========================================================================================
Class Y
Shares sold                     2,399,219   $  112,095,426   2,581,939     $  108,153,538
Reinvestment of distributions          --               --     515,543         22,998,387
Less shares repurchased          (976,160)     (45,528,333) (1,562,327)       (64,630,847)
------------------------------------------------------------------------------------------
     Net increase               1,423,059   $   66,567,093   1,535,155     $   66,521,078
==========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                             Ended           Year            Year         Year           Year            Year
                                             5/31/18         Ended           Ended        Ended          Ended           Ended
                                             (unaudited)     11/30/17        11/30/16*    11/30/15*      11/30/14*       11/30/13(a)
-----------------------------------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period        $    41.43      $    35.13      $  35.00     $    36.92     $    37.55     $  31.75
-----------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from
    investment operations: (a)
    Net investment income (loss)             $    (0.11)(b)  $    (0.12)(b)  $  (0.04)(b) $    (0.15)(b) $    (0.17)    $  (0.14)
    Net realized and unrealized gain (loss)
       on investments                              3.46            9.91          0.76           1.30           5.16        11.11
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from
    investment operations                    $     3.35      $     9.79      $   0.72     $     1.15     $     4.99     $  10.97
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
    Net realized gain                        $       --      $    (3.49)     $  (0.59)    $    (3.07)    $    (5.62)    $  (5.17)
-----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                         $       --      $    (3.49)     $  (0.59)    $    (3.07)    $    (5.62)    $  (5.17)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value  $     3.35      $     6.30      $   0.13     $    (1.92)    $    (0.63)    $   5.80
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $    44.78      $    41.43      $  35.13     $    35.00     $    36.92     $  37.55
===================================================================================================================================
 Total return (c)                                  8.09%(d)       27.90%(e)      2.06%          3.13%(f)      13.30%       36.96%
 Ratio of net expenses to average net assets       1.04%(g)        1.04%         1.06%          1.06%          1.09%        1.12%
 Ratio of net investment income
    (loss) to average net assets                  (0.52)%(g)      (0.32)%       (0.12)%        (0.40)%        (0.48)%      (0.56)%
 Portfolio turnover rate                             40%(d)          83%           99%            91%           105%         100%
 Net assets, end of period (in thousands)    $1,185,821      $1,124,242      $950,638     $1,009,964     $1,016,065     $946,725
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the periods presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)  Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 27.88%.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.10%.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 31

Financial Highlights (continued)

----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year         Year        Year          Year          Year
                                                      5/31/18      Ended        Ended       Ended         Ended         Ended
                                                      (unaudited)  11/30/17     11/30/16*   11/30/15*     11/30/14*     11/30/13(a)
----------------------------------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                 $ 30.53      $ 26.82      $ 27.07     $ 29.47        $ 31.23      $ 27.15
----------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                      $ (0.20)(b)  $ (0.33)(b)  $ (0.24)(b) $ (0.37)(b)    $ (0.34)     $ (0.24)
    Net realized and unrealized
       gain (loss) on investments                        2.54         7.53         0.58        1.04           4.20         9.27
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations   $  2.34      $  7.20      $  0.34     $  0.67        $  3.86      $  9.03
----------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
    Net realized gain                                 $    --      $ (3.49)     $ (0.59)    $ (3.07)       $ (5.62)     $ (4.95)
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                  $    --      $ (3.49)     $ (0.59)    $ (3.07)       $ (5.62)     $ (4.95)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value           $  2.34      $  3.71      $ (0.25)    $ (2.40)       $ (1.76)     $  4.08
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $ 32.87      $ 30.53      $ 26.82     $ 27.07        $ 29.47      $ 31.23
==================================================================================================================================
 Total return (c)                                        7.66%(d)    26.89%        1.26%       2.29%(e)      12.37%       35.76%
 Ratio of net expenses to average net assets             1.79%(f)     1.84%        1.86%       1.87%          1.91%        1.97%
 Ratio of net investment income (loss)
    to average net assets                               (1.26)%(f)   (1.11)%      (0.92)%     (1.20)%        (1.30)%      (1.43)%
 Portfolio turnover rate                                   40%(d)       83%          99%         91%           105%         100%
 Net assets, end of period (in thousands)             $63,726      $62,937      $58,377     $69,528        $71,942      $66,069
==================================================================================================================================

     * The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

     (a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

     (b) The per-share data presented above is based on the average shares outstanding for the periods presented.

     (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

     (d)  Not annualized.

     (e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.25%.

     (f)  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended          Year           Year
                                                                    5/31/18        Ended          Ended           12/31/14
                                                                    (unaudited)    11/30/17       11/30/16*       to 11/30/15*
---------------------------------------------------------------------------------------------------------------------------------
 Class K
 Net asset value, beginning of period                               $ 41.95        $ 35.41         $ 35.13        $ 37.00
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                                    $ (0.03)(a)    $  0.01(a)(b)   $  0.09(a)(b)  $  0.01(a)
    Net realized and unrealized gain (loss) on investments             3.51          10.02            0.78           1.19
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                 $  3.48        $ 10.03         $  0.87        $  1.20
---------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
    Net realized gain                                               $    --        $ (3.49)        $ (0.59)       $ (3.07)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                $    --        $ (3.49)        $ (0.59)       $ (3.07)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                         $  3.48        $  6.54         $  0.28        $ (1.87)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $ 45.43        $ 41.95         $ 35.41        $ 35.13
=================================================================================================================================
 Total return (c)                                                      8.30%(d)      28.36%(e)        2.48%          3.25%(d)(f)
 Ratio of net expenses to average net assets                           0.66%(g)       0.67%           0.68%          0.67%(g)
 Ratio of net investment income (loss) to average net assets          (0.13)%(g)      0.03%           0.27%          0.03%(g)
 Portfolio turnover rate                                                 40%(d)         83%             99%            91%
 Net assets, end of period (in thousands)                           $30,751        $24,180         $17,395        $11,973
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment loss in the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 28.34%.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.23%.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 33

Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended         Year         Year         Year        Year       Year
                                                       5/31/18       Ended        Ended        Ended       Ended      Ended
                                                       (unaudited)   11/30/17     11/30/16*    11/30/15*   11/30/14*  11/30/13(a)
---------------------------------------------------------------------------------------------------------------------------------
 Class R
 Net asset value, beginning of period                  $ 39.93       $ 34.10      $ 34.11      $ 36.19     $ 37.05    $33.86
---------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                       $ (0.18)(b)   $ (0.27)(b)  $ (0.16)(b)  $ (0.29)(b) $ (0.23)   $(0.17)
    Net realized and unrealized gain (loss)
       on investments                                     3.34          9.59         0.74         1.28        4.99      5.12
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations    $  3.16       $  9.32      $  0.58      $  0.99     $  4.76    $ 4.95
---------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
---------------------------------------------------------------------------------------------------------------------------------
    Net realized gain                                  $    --       $ (3.49)     $ (0.59)     $ (3.07)    $ (5.62)   $(1.76)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                   $    --       $ (3.49)     $ (0.59)     $ (3.07)    $ (5.62)   $(1.76)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value            $  3.16       $  5.83      $ (0.01)     $ (2.08)    $ (0.86)   $ 3.19
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 43.09       $ 39.93      $ 34.10      $ 34.11     $ 36.19    $37.05
=================================================================================================================================
 Total return (c)                                         7.91%(d)     27.37%        1.70%        2.75%(e)   12.85%    14.62%(d)
 Ratio of net expenses to average net assets              1.39%(f)      1.45%        1.43%        1.45%       1.49%     1.52%(f)
 Ratio of net investment income (loss)
    to average net assets                                (0.88)%(f)    (0.72)%      (0.49)%      (0.77)%     (0.87)%   (1.00)%(f)
 Portfolio turnover rate                                    40%(d)        83%          99%          91%        105%      100%
 Net assets, end of period (in thousands)              $21,926       $37,092      $37,351      $25,973     $14,591    $9,746
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a)  Financial reporting for Class R shares commenced on June 7, 2013.

(b) The per-share data presented above is based on the average shares outstanding for the periods presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.72%.

(f)  Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended         Year          Year           Year         Year       Year
                                                      5/31/18       Ended         Ended          Ended        Ended      Ended
                                                      (unaudited)   11/30/17      11/30/16*      11/30/15*    11/30/14*  11/30/13(a)
------------------------------------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                 $  44.72      $  37.62      $  37.34       $  39.08     $  39.32   $  32.95
------------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                      $  (0.05)(b)  $  (0.03)(b)  $   0.05(b)(c) $  (0.04)(b) $  (0.03)  $  (0.06)
    Net realized and unrealized gain (loss)
       on investments                                     3.75         10.62          0.82           1.37         5.41      11.63
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations   $   3.70      $  10.59      $   0.87       $   1.33     $   5.38   $  11.57
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareowners:
     Net realized gain                                $     --      $  (3.49)     $  (0.59)      $  (3.07)    $  (5.62)  $  (5.20)
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                  $     --      $  (3.49)     $  (0.59)      $  (3.07)    $  (5.62)  $  (5.20)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value           $   3.70      $   7.10      $   0.28       $  (1.74)    $  (0.24)  $   6.37
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $  48.42      $  44.72      $  37.62       $  37.34     $  39.08   $  39.32
====================================================================================================================================
 Total return (d)                                         8.27%(e)     28.18%         2.33%(f)       3.42%(g)    13.69%     37.40%
 Ratio of net expenses to average net assets              0.75%(h)      0.79%         0.82%          0.77%        0.76%      0.76%
 Ratio of net investment income (loss)
    to average net assets                                (0.21)%(h)    (0.07)%        0.12%         (0.09)%      (0.16)%    (0.18)%
 Portfolio turnover rate                                    40%(e)        83%           99%            91%         105%       100%
 Net assets, end of period (in thousands)             $427,039      $330,810      $220,496       $206,479     $102,721   $118,651
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the periods presented.

(c) The amount shown for a share outstanding does not correspond with net investment loss in the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(e)  Not annualized.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2016, the total return would have been 2.31%.

(g) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.39%.

(h)  Annualized.


The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 35

Notes to Financial Statements | 5/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of May 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

36 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 37

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2018 no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

38 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 39

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2017, were as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Short-term capital gain                                        $ 12,348,127
     Long-term capital gain                                          110,262,663
     ---------------------------------------------------------------------------
         Total                                                      $122,610,790
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term gain                                  $ 14,822,084
     Current year late year loss deferral                              (851,558)
     Net unrealized appreciation                                    435,837,704
     ---------------------------------------------------------------------------
         Total                                                     $449,808,230
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships and other holdings.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $42,409 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

40 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 41

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. For the six months ended May 31, 2018, the effective management fee was equivalent to 0.60% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $164,544 in management fees, administrative costs and certain other reimbursements due to the Adviser at May 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the six months ended May 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $83,030
Class C                                                                    5,888
Class K                                                                      100
Class R                                                                      361
Class Y                                                                    1,750
--------------------------------------------------------------------------------
 Total                                                                   $91,129
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account

42 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $63,513 in distribution fees payable to the Distributor at May 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("the CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended May 31, 2018, CDSCs in the amount of $2,139 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2018, the Fund had no borrowings under the credit facility.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 43

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended November 30, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

44 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 45

Trustees, Officers and Service Providers

Trustees                           Officers
Thomas J. Perna, Chairman          Lisa M. Jones, President and
David R. Bock                        Chief Executive Officer
Benjamin M. Friedman               Mark E. Bradley, Treasurer and
Margaret B.W. Graham                 Chief Financial Officer
Lisa M. Jones                      Christopher J. Kelley, Secretary and
Lorraine H. Monchak                  Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

46 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

                          This page is for your notes.


             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 47

                          This page is for your notes.


48 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

                          This page is for your notes.


             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 49

                          This page is for your notes.


50 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

                          This page is for your notes.


             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18 51

                          This page is for your notes.


52 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
----------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                             1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                          1-800-225-4321

Retirement plans information                                  1-800-622-0176

Write to us:
----------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                             1-800-225-4240

Our internet e-mail address            us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] Amundi Pioneer
       ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 23253-09-0718





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 26, 2018

* Print the name and title of each signing officer under his or her signature.